EXHIBIT 21


                           SUBSIDIARIES OF REGISTRANT


            NAME OF COMPANY                                STATE OF ORGANIZATION
            ---------------                                ---------------------
Corpro Real Estate Management, Inc.                               Delaware

Cornerstone Properties Limited Partnership                        Delaware

ARICO Denver, Inc.                                                Delaware

1700 Lincoln, Inc.                                                Delaware

Cornerstone Aviation, LLC                                         Delaware

Cornerstone Holdings, LLC                                         Delaware

Cornerstone Bayhill Holdings, LLC                                 Delaware

Cornerstone Commerce Park Holdings, LLC                           Delaware

Bayhill Associates                                               California

Second and Main Associates                                          Utah

Cornerstone Denver LLC                                            Delaware

Cornerstone Oakbrook LLC                                          Delaware

125 Summer Street Cornerstone LLC                                 Delaware

Cornerstone New York LLC                                          Delaware

Cornerstone 527 Madison LLC                                       Delaware

Cornerstone Charlotte Plaza LLC                                   Delaware

Cornerstone TransPotomac Plaza LLC                                Delaware

Cornerstone 99 Canal LLC                                          Delaware

Cornerstone 11 Canal Center LLC                                   Delaware

Cornerstone Deerfield LLC                                         Delaware

One Memorial Cornerstone LLC                                      Delaware

60 State Street Cornerstone LLC                                   Delaware

Cornerstone Dearborn LLC                                          Delaware

222 Berkeley Cornerstone LLC                                      Delaware



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


            NAME OF COMPANY                                STATE OF ORGANIZATION
            ---------------                                ---------------------
Cornerstone 200 Galleria LLC                                      Delaware

Cornerstone Minneapolis LLC                                       Delaware

Cornerstone Seattle LLC                                           Delaware

Cornerstone Market Square LLC                                     Delaware

Cornerstone Market Square II LLC                                  Delaware

500 Boylston Cornerstone LLC                                      Delaware

Cornerstone Peachtree LLC                                         Delaware

Cornerstone Wilshire-Cal LLC                                      Delaware

Cornerstone Dearborn LLC                                          Delaware

Agoura Hills Business Park Associates, LLC                       California

Ten Almaden Associates, LLC                                      California

18301 Associates, L.P.                                           California

110 Atrium Place Associates, LLC                                 California

Bay Park Plaza Associates, L.P.                                  California

Biltmore Lakes Associates, L.P.                                  California

Bixby Office Park Associates, LLC                                California

66 Bovet Associates, LLC                                         California

490 California Associates, LLC                                   California

Centerside Associates, L.P.                                      California

2300 CR Associates, LLC                                          California

2000 Crow Canyon Associates, L.P.                                California

2010 Crow Canyon Associates, L.P.                                California

1300 El Camino Associates, L.P.                                  California

188 Embarcadero Associates, L.P.                                 California

Embarcadero Place Associates, LLC                                California

Gateway Phoenix Associates, L.P.                                 California



            NAME OF COMPANY                                STATE OF ORGANIZATION
            ---------------                                ---------------------
GBC-University Associates, L.P.                                  California

Hacienda Plaza Associates, LLC                                   California

Island Corporate Center Associates, LLC                          California

Janss Promenade Associates, LLC                                  California

2677 Main Street Associates, LLC                                  Delaware

4550 NCR Associates, LLC                                         California

4600 NCR Associates, LLC                                         California

700 North Brand Associates, L.P.                                 California

1737 North First Street Associates, L.P.                         California

Office Opportunity Associates, LLC                               California

One Bay Plaza Associates, L.P.                                   California

One Post Associates, LLC                                         California

Park Plaza Associates, LLC                                       California

Pruneyard Associates, LLC                                        California

429 Santa Monica Associates, LLC                                 California

7373 Scottsdale Associates, L.P.                                 California

Seaport Centre Associates, LLC                                   California

Seaport Plaza Associates, LLC                                    California

5990 Sepulveda Associates, L.P.                                  California

1301 Shoreway Associates, L.P.                                   California

5300 South Associates, LLC                                       California

1600 South Main Associates, L.P.                                 California

5820 Stoneridge Associates, L.P.                                 California

Warner Park Associates, LLC                                      California

West Wilshire Associates, LLC                                    California

Westlake Spectrum Associates, LLC                                California

Westlake Spectrum Two Associates, LLC                            California



            NAME OF COMPANY                                STATE OF ORGANIZATION
            ---------------                                ---------------------
1320 Willow Pass Associates, L.P.                                California

1390 Willow Pass Associates, L.P.                                California

2700 Ygnacio Associates, LLC                                     California

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                                       33